UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code:

Funds Investor Services 1-800-822-5544

or

Institutional Shareholder Services 1-888-425-6432

Date of fiscal year end: September 30

Date of reporting period: September 30, 2010

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

September 30, 2010

Annual Repor t

Legg Mason

Batterymarch

S&P 500

Index Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason Batterymarch S&P 500 Index Fund

Fund objective

The Fund seeks to provide investment results that, before fees and expenses, correspond to the price and yield performance of the S&P 500® Index.

“Standard & Poor’s®”, “S&P®”, “S&P 500®”, “Standard & Poor’s 500” and “500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Legg Mason Partners Fund Advisor, LLC (“LMPFA”). The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Fund.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Legg Mason Batterymarch S&P 500 Index Fund for the twelve-month reporting period ended September 30, 2010. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

Special shareholder notice

At the Board’s regular meeting held in November 2010, Western Asset Management Company (“Western Asset”) was appointed as an additional subadviser of the Fund solely for cash management purposes. Western Asset personnel previously managed cash for the Fund through an arrangement with Legg Mason Partners Fund Advisor, LLC, the Fund’s investment manager.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

November 5, 2010

Legg Mason Batterymarch S&P 500 Index Fund	III

Investment commentary

Economic review

While the U.S. economy continued to expand over the twelve months ended September 30, 2010, overall growth moderated as the period progressed and unemployment remained elevated. The Federal Reserve Board (“Fed”)i expressed concerns regarding the direction of the economy and indicated that it was prepared to take additional actions if necessary to spur growth. This, in turn, caused investor sentiment to improve and had significant implications for the financial markets.

In September 2010, the National Bureau of Economic Research (“NBER”), the organization charged with determining when recessions start and end, announced that the downturn that began in December 2007 had concluded in June 2009. However, the NBER said, “In determining that a trough occurred in June 2009, the committee did not conclude that economic conditions since that month have been favorable or that the economy has returned to operating at normal capacity.” The NBER’s point is well-taken given continued areas of weakness in the U.S. economy.

Although the U.S. Department of Commerce continued to report positive U.S. gross domestic product (“GDP”)ii growth, the expansion has moderated since peaking at 5.0% in the fourth quarter of 2009. A slower drawdown in business inventories and renewed consumer spending were contributing factors spurring the economy’s solid growth at the end of 2009. However, the economy has grown at a more modest pace thus far in 2010. According to the Commerce Department, GDP growth was 3.7% and 1.7% during the first and second quarters of 2010, respectively. Its first estimate for third quarter GDP growth was 2.0%.

Turning to the job market, after experiencing sharp job losses in 2009, the U.S. Department of Labor reported that over one million new positions were added during the first five months of 2010. Included in that number, however, were 700,000 temporary government jobs tied to the 2010 Census. From June through September, more than 525,000 of these temporary positions were eliminated. This more than offset private sector growth and resulted in a net loss of 175,000, 66,000, 57,000 and 95,000 jobs in June, July, August and September, respectively. The unemployment rate ended the period at an elevated 9.6%.

There was mixed news in the housing market during the period. According to the National Association of Realtors, existing home sales increased 7.0% and

8.0% in March and April, respectively, after sales had fallen for the period from December 2009 through February 2010. The rebound was largely attributed to people rushing to take advantage of the government’s $8,000 tax credit for first-time home buyers that expired at the end of April. However, with the end of the tax credit, existing home sales then declined from May through July. After a steep 27.0% decline in sales in July, sales then rose 7.3% and 10.0% in August and September, respectively. In addition, the inventory of unsold homes was a 10.7 month supply in September at the current sales level, versus a 12.0 month supply in August. Looking at home prices, the S&P/Case-Shiller Home Price Indexiii indicated that, after four straight increases, month-to-month U.S. home prices fell 0.2% in August.

One overall bright spot for the economy has been the manufacturing sector. Based on the Institute for Supply Management’s PMIiv, the manufacturing sector has grown fourteen consecutive months since it began expanding in August 2009. After reaching a six-year peak of 60.4 in April 2010, PMI data indicated somewhat more modest growth from May through July (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). However, the manufacturing sector then expanded at a faster pace in August, as its 56.3 reading during the month was better than July’s 55.5. While PMI dipped back to 54.4 in September, thirteen of the eighteen industries tracked by the Institute for Supply Management grew during the month, whereas only eleven industries expanded in August.

Financial market overview

During the first half of the reporting period, the financial markets were largely characterized by healthy investor risk appetite and solid results by stocks and lower-quality bonds. However, the market experienced a sharp sell-off in late April and in May, during which risk aversion returned and investors flocked to the relative safety of U.S. Treasury securities. Demand for riskier assets had resumed by July, before another “flight to quality” occurred in August. This proved to be a temporary situation, however, as risk appetite returned in September.

Due to signs that economic growth was slowing toward the end of the reporting period, the Fed took further actions to spur the economy. At its August 10th meeting, the Fed announced that it would begin to use the proceeds from expiring agency debt and agency mortgage-backed securities to purchase longer-dated Treasury securities. This

IV	Legg Mason Batterymarch S&P 500 Index Fund

Investment commentary (cont’d)

led to speculation that the Fed may again move to purchase large amounts of agency and Treasury securities in an attempt to avoid a double-dip recession and ward off deflation.

In addition, the Fed remained cautious throughout the reporting period given pockets of weakness in the economy. At its meeting in September 2010, the Fed said that “the pace of recovery in output and employment has slowed in recent months. . . . The Committee will maintain the target range for the federal funds ratev at 0 to 1/4 percent and continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

Equity market review

Stock prices, as measured by the S&P 500 Indexvi (the “Index”), moved higher during five of the first seven months covered by this report. The market’s ascent was the result of a number of factors, including optimism regarding the economy, better-than-expected corporate profits and increased investor risk appetite. However, robust investor appetite was replaced with heightened risk aversion in May and June. This was due to the escalating sovereign debt crisis in Europe, uncertainties regarding new financial reforms in the U.S. and some worse-than-expected economic data.

After reaching a nineteen-month high on April 23, 2010, the market, as measured by the Index, fell into “correction territory” in May and plunged more than 10%. This marked the first correction since

November 2007. Despite continued disappointing economic data, strong second quarter corporate profits helped the market rally in July. The market then declined again in August, triggered by fears that the economy might slip back into recession. With the Fed indicating the possibility of another round of quantitative easing, stock prices then moved sharply higher in September. All told, the Index returned 10.16% over the twelve months ended September 30, 2010.

Looking at the U.S. stock market more closely, mid-cap stocks generated the best returns during the twelve months ended September 30, 2010, with the Russell Midcap Indexvii gaining 17.54%. In contrast, the small-cap Russell 2000viii and the large-cap Russell 1000ix Indices rose 13.35% and 10.75%, respectively. From an investment style perspective, growth and value stocks, as measured by the Russell 3000 Growthx and Russell 3000 Valuexi Indices, returned 12.81% and 9.15%, respectively.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

October 29, 2010

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

ii	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

iii

The S&P/Case-Shiller Home Price Index measures the residential housing market, tracking changes in the value of the residential real estate market in twenty metropolitan regions across the United States.

iv

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

[v]

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

vi	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.
vii

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

viii

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

ix

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

[x]

The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

xi	The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Legg Mason Batterymarch S&P 500 Index Fund 2010 Annual Report	1

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to provide investment results that, before fees and expenses, correspond to the price and yield performance of the S&P 500 Indexi (the “Index”). Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities or related investments included in the Index. The Fund holds a broadly diversified portfolio of common stocks that is comparable to the Index in terms of economic sector weightings, market capitalization and liquidity. The Fund is managed as a “pure” index fund. As portfolio managers, we do not evaluate individual companies to identify attractive investment candidates for the Fund. Instead, we attempt to mirror the investment performance of the Index as closely as possible by reviewing daily and adjusting when necessary the Fund’s portfolio to reflect the companies included in the Index and their weightings. We replicate the holdings in the Index to the extent possible given cash flows into and out of the Fund. With the exception of a portion of the assets held in cash and liquid short-term securities to meet redemptions, the Fund generally is fully invested in stocks included in the Index.

Q. What were the overall market conditions during the Fund’s reporting period?

A. With the exception of Financials, all sectors in the Index experienced positive returns in the double digits over the twelve months ended September 30, 2010. The market recovery which began in March of 2009 with the most beaten down stocks continued through April of 2010, despite a significant pullback in late January. However, markets remained somewhat jittery and susceptible to macro events. January’s late-month decline came on the heels of newly proposed banking regulations and the potential Greek default. The market’s immediate rebound followed the news that the European Union had reached a tentative plan to aid Greece.

The nervous state of the market reflected the widely differing opinions on the health of the U.S. economy. As the second calendar quarter unfolded, the European debt crisis, the BP oil spill and the decline or stagnation of a number of U.S. and global economic indicators (including anemic employment numbers and declining new housing starts) weighed on investors, leaving them increasingly wary of the recovery’s ability to sustain itself without further government support. The second calendar quarter ended on a decidedly negative note, as pessimism surrounding the health of the global economy surged and investor risk appetite declined both across global markets and in the U.S.

Toward the end of the reporting period, the U.S. market alternated between risk aversion and risk- taking behavior as investors swung from despair to euphoria based on mixed economic indicators. U.S. equities registered their worst August since 2001, as a weak housing market, stubbornly high unemployment, tight credit and uncertainty about changes in tax regulation kept consumer confidence low. Despite a preponderance of weak economic data, U.S. markets surged in September, producing a historically strong rally on the back of a modest improvement in consumer spending and comments made by Federal Reserve Board (“Fed”)ii Chairman Ben Bernanke in late August that opened the door for the possibility of further quantitative easing.

While the recession is officially over and expectations for a long, slow recovery are beginning to take hold, the economy remains disappointing: leading indicators are softer than anticipated; economists are lowering expectations; and the Fed continues to drop hints that further monetary intervention is forthcoming.

Q. How did we respond to these changing market conditions?

A. The Fund is not actively managed. It is managed as a pure index fund. Like most index funds, we repli-cate the holdings of the Index to the extent possible given cash flows into and out of the Fund. No change in the investment process was required due to changing conditions.

The Fund utilized S&P 500 Index futures contracts to equitize its cash position. These derivative positions contributed to results for the reporting period.

Performance review

For the twelve months ended September 30, 2010, Class A shares of Legg Mason Batterymarch S&P 500 Index Fund returned 9.71%. The Fund’s unmanaged benchmark, the S&P 500 Index, returned 10.16% over the same time frame. The Lipper S&P 500 Index Objective Funds Category Average1 returned 9.56% for the same period.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended September 30, 2010, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 158 funds in the Fund’s Lipper category.

2	Legg Mason Batterymarch S&P 500 Index Fund 2010 Annual Report

Fund overview (cont’d)

Performance Snapshot as of September 30, 2010 (unaudited)
	6 months	12 months
Legg Mason Batterymarch S&P 500 Index Fund:
Class A	-1.61%	9.71%
Class D	-1.60%	9.80%
S&P 500 Index	-1.42%	10.16%
Lipper S&P 500 Index Objective Funds Category Average[1]	-1.71%	9.56%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include the deduction of taxes that a shareholder would pay on Fund distributions. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Performance figures reflect compensating balance arrangements, expense reimbursements and/or fee waivers, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s most current prospectus dated January 28, 2010, the gross total operating expense ratios for Class A and Class D shares were 0.61% and 0.55%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of an expense limitation agreement, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets will not exceed 0.59% for Class A shares and 0.39% for Class D shares. This expense limitation agreement cannot be terminated prior to December 31, 2011 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts previously forgone or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation in effect at the time the fees were earned or the expense incurred.

Q. What were the leading contributors to performance?

A. The best performing sector in the Index for the period was the Consumer Discretionary sector led by Amazon.com Inc., followed by the Industrials and Telecommunication Services sectors. On an individual stock basis, Information Technology holding Apple Inc. was the biggest contributor overall by virtue of Index weight and return. While the over-

all Energy sector return lagged the benchmark, Chevron Corp. and ConocoPhillips in that sector both were strong contributors, again by virtue of large Index weights and double-digit positive returns.

Q. What were the leading detractors from performance?

A. The Financials and Energy sectors were the poorest performing sectors in the Index for the period, although only the former had a negative return. Within Financials, Bank of America Corp., JPMorgan Chase & Co. and Goldman Sachs Group Inc. were the leading detractors from performance by virtue of return and Index weight. Exxon Mobil Corp. was the leading detractor in the Energy sector.

Thank you for your investment in Legg Mason Batterymarch S&P 500 Index Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Batterymarch Financial Management, Inc.

October 19, 2010

RISKS: Stock prices are subject to market fluctuations. The Fund normally buys or sells a portfolio security only to reflect additions or deletions of stocks that comprise the S&P 500 Index or to adjust for relative weightings. The Fund does not mirror the S&P 500 Index exactly because, unlike the S&P 500 Index, the Fund must maintain a portion of its assets in cash and liquid short-term securities to meet redemption requests and pay the Fund’s expenses. The Fund’s performance will be influenced by political, social and economic factors affecting investments in companies in foreign countries. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

Portfolio holdings and breakdowns are as of September 30, 2010 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: Exxon Mobil Corp. (3.0%), Apple Inc. (2.5%), Microsoft Corp. (1.8%), General Electric Co. (1.6%), Johnson & Johnson (1.6%), Procter & Gamble Co. (1.6%), AT&T Inc. (1.6%), International Business Machines Corp. (1.6%), Chevron Corp. (1.5%) and JPMorgan Chase & Co. (1.4%). Please refer to pages 7 through 20 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended September 30, 2010, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 158 funds for the six-month period and among the 158 funds for the twelve-month period in the Fund’s Lipper category.

Legg Mason Batterymarch S&P 500 Index Fund 2010 Annual Report	3

Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of September 30, 2010 were: Information Technology (18.6%), Financials (15.3%), Health Care (11.4%), Consumer Staples (11.1%) and Energy (10.7%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.
ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

4	Legg Mason Batterymarch S&P 500 Index Fund 2010 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of September 30, 2010 and September 30, 2009 and does not include derivatives such as futures contracts. The composition of the Fund’s investments is subject to change at any time.

Legg Mason Batterymarch S&P 500 Index Fund 2010 Annual Report	5

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on April 1, 2010 and held for the six months ended September 30, 2010.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	-1.61%	$1,000.00	$983.90	0.59%	$2.93	Class A	5.00%	$1,000.00	$1,022.11	0.59%	$2.99
Class D	-1.60	1,000.00	984.00	0.39	1.94	Class D	5.00	1,000.00	1,023.11	0.39	1.98

[1]	For the six months ended September 30, 2010.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 365.

6	Legg Mason Batterymarch S&P 500 Index Fund 2010 Annual Report

Fund performance (unaudited)

Average annual total returns[1]
	Class A	Class D
Twelve Months Ended 9/30/10	9.71%	9.80%
Five Years Ended 9/30/10	0.14	0.36
Ten Years Ended 9/30/10	-0.95	-0.73

Cumulative total returns[1]
Class A (9/30/00 through 9/30/10)	-9.12%
Class D (9/30/00 through 9/30/10)	-7.09

Historical performance

Value of $10,000 invested

Class A and D Shares of Legg Mason Batterymarch S&P 500 Index Fund vs. S&P 500 Index† — September 2000 - September 2010

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.

†	Hypothetical illustration of $10,000 invested in Class A and D shares of Legg Mason Batterymarch S&P 500 Index Fund on September 30, 2000, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through September 30, 2010. The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

Legg Mason Batterymarch S&P 500 Index Fund 2010 Annual Report	7

Schedule of investments

September 30, 2010

Legg Mason Batterymarch S&P 500 Index Fund

Security	Shares	Value
Common Stocks — 98.3%
Consumer Discretionary — 10.3%
Auto Components — 0.2%
Goodyear Tire & Rubber Co.	5,598	$60,179	*
Johnson Controls Inc.	15,727	479,673
Total Auto Components		539,852
Automobiles — 0.5%
Ford Motor Co.	83,209	1,018,478	*
Harley-Davidson Inc.	5,359	152,410
Total Automobiles		1,170,888
Distributors — 0.1%
Genuine Parts Co.	3,623	161,550
Diversified Consumer Services — 0.1%
Apollo Group Inc., Class A Shares	2,910	149,428	*
DeVry Inc.	1,475	72,585
H&R Block Inc.	7,019	90,896
Total Diversified Consumer Services		312,909
Hotels, Restaurants & Leisure — 1.7%
Carnival Corp.	10,012	382,559
Darden Restaurants Inc.	3,149	134,714
International Game Technology	6,792	98,144
Marriott International Inc., Class A Shares	6,499	232,859
McDonald’s Corp.	24,600	1,832,946
Starbucks Corp.	17,072	436,702
Starwood Hotels & Resorts Worldwide Inc.	4,380	230,169
Wyndham Worldwide Corp.	4,078	112,023
Wynn Resorts Ltd.	1,730	150,112
Yum! Brands Inc.	10,757	495,467
Total Hotels, Restaurants & Leisure		4,105,695
Household Durables — 0.4%
D.R. Horton Inc.	6,243	69,422
Fortune Brands Inc.	3,516	173,093
Harman International Industries Inc.	1,580	52,788	*
Leggett & Platt Inc.	3,356	76,382
Lennar Corp., Class A Shares	3,570	54,907
Newell Rubbermaid Inc.	6,387	113,752
Pulte Homes Inc.	7,475	65,481	*
Stanley Black & Decker Inc.	3,749	229,739
Whirlpool Corp.	1,750	141,680
Total Household Durables		977,244
Internet & Catalog Retail — 0.8%
Amazon.com Inc.	8,318	1,306,425	*
Expedia Inc.	4,980	140,486
Priceline.com Inc.	1,118	389,444	*
Total Internet & Catalog Retail		1,836,355
Leisure Equipment & Products — 0.2%
Eastman Kodak Co.	6,365	26,733	*
Hasbro Inc.	3,233	143,901

See Notes to Financial Statements.

8	Legg Mason Batterymarch S&P 500 Index Fund 2010 Annual Report

Schedule of investments (cont’d)

September 30, 2010

Legg Mason Batterymarch S&P 500 Index Fund

Security	Shares	Value
Leisure Equipment & Products — continued
Mattel Inc.	8,394	$196,923
Total Leisure Equipment & Products		367,557
Media — 3.0%
CBS Corp., Class B Shares	15,362	243,641
Comcast Corp., Class A Shares	63,119	1,141,192
DIRECTV, Class A Shares	20,122	837,679	*
Discovery Communications Inc., Class A Shares	6,590	286,994	*
Gannett Co. Inc.	5,466	66,849
Interpublic Group of Cos. Inc.	11,021	110,541	*
McGraw-Hill Cos. Inc.	7,169	237,007
Meredith Corp.	828	27,581
New York Times Co., Class A Shares	2,668	20,650	*
News Corp., Class A Shares	51,870	677,422
Omnicom Group Inc.	6,955	274,583
Scripps Networks Interactive, Class A Shares	2,053	97,682
Time Warner Cable Inc.	7,984	431,056
Time Warner Inc.	25,681	787,123
Viacom Inc., Class B Shares	13,919	503,729
Walt Disney Co.	44,101	1,460,184
Washington Post Co., Class B Shares	135	53,920
Total Media		7,257,833
Multiline Retail — 0.8%
Big Lots Inc.	1,742	57,922	*
Family Dollar Stores Inc.	3,038	134,158
J.C. Penney Co. Inc.	5,461	148,430
Kohl’s Corp.	7,181	378,295	*
Macy’s Inc.	9,844	227,298
Nordstrom Inc.	3,902	145,154
Sears Holdings Corp.	1,014	73,150	*
Target Corp.	16,717	893,356
Total Multiline Retail		2,057,763
Specialty Retail — 2.0%
Abercrombie & Fitch Co., Class A Shares	2,013	79,151
AutoNation Inc.	1,434	33,340	*
AutoZone Inc.	661	151,310	*
Bed Bath & Beyond Inc.	6,109	265,192	*
Best Buy Co. Inc.	8,023	327,579
CarMax Inc.	5,100	142,086	*
GameStop Corp., Class A Shares	3,622	71,390	*
Gap Inc.	10,133	188,879
Home Depot Inc.	38,456	1,218,286
Limited Brands Inc.	6,115	163,760
Lowe’s Cos. Inc.	32,138	716,356
O’Reilly Automotive Inc.	3,212	170,878	*
Office Depot Inc.	6,308	29,017	*
RadioShack Corp.	2,897	61,793
Ross Stores Inc.	2,777	151,680

See Notes to Financial Statements.

Legg Mason Batterymarch S&P 500 Index Fund 2010 Annual Report	9

Legg Mason Batterymarch S&P 500 Index Fund

Security	Shares	Value
Specialty Retail — continued
Sherwin-Williams Co.	2,093	$157,268
Staples Inc.	16,581	346,875
Tiffany & Co.	2,951	138,667
TJX Cos. Inc.	9,306	415,327
Urban Outfitters Inc.	2,960	93,062	*
Total Specialty Retail		4,921,896
Textiles, Apparel & Luxury Goods — 0.5%
Coach Inc.	6,874	295,307
NIKE Inc., Class B Shares	8,930	715,650
Polo Ralph Lauren Corp.	1,515	136,138
V.F. Corp.	1,984	160,744
Total Textiles, Apparel & Luxury Goods		1,307,839
Total Consumer Discretionary		25,017,381
Consumer Staples — 11.1%
Beverages — 2.6%
Brown-Forman Corp., Class B Shares	2,431	149,847
Coca-Cola Co.	53,323	3,120,462
Coca-Cola Enterprises Inc.	7,637	236,747
Constellation Brands Inc., Class A Shares	4,097	72,476	*
Dr. Pepper Snapple Group Inc.	5,447	193,478
Molson Coors Brewing Co., Class B Shares	3,652	172,447
PepsiCo Inc.	36,921	2,453,031
Total Beverages		6,398,488
Food & Staples Retailing — 2.5%
Costco Wholesale Corp.	10,146	654,316
CVS Caremark Corp.	31,408	988,410
Kroger Co.	15,091	326,871
Safeway Inc.	8,762	185,404
SUPERVALU Inc.	4,969	57,293
Sysco Corp.	13,625	388,585
Wal-Mart Stores Inc.	46,364	2,481,401
Walgreen Co.	22,397	750,299
Whole Foods Market Inc.	3,412	126,619	*
Total Food & Staples Retailing		5,959,198
Food Products — 1.8%
Archer-Daniels-Midland Co.	14,759	471,107
Campbell Soup Co.	4,487	160,410
ConAgra Foods Inc.	10,036	220,190
Dean Foods Co.	4,159	42,463	*
General Mills Inc.	14,874	543,496
H.J. Heinz Co.	7,377	349,449
Hershey Co.	3,688	175,512
Hormel Foods Corp.	1,589	70,870
J.M. Smucker Co.	2,763	167,244
Kellogg Co.	6,015	303,818
Kraft Foods Inc., Class A Shares	40,026	1,235,202
McCormick & Co. Inc., Non Voting Shares	3,077	129,357

See Notes to Financial Statements.

10	Legg Mason Batterymarch S&P 500 Index Fund 2010 Annual Report

Schedule of investments (cont’d)

September 30, 2010

Legg Mason Batterymarch S&P 500 Index Fund

Security	Shares	Value
Food Products — continued
Mead Johnson Nutrition Co., Class A Shares	4,761	$270,949
Sara Lee Corp.	15,233	204,579
Tyson Foods Inc., Class A Shares	6,896	110,474
Total Food Products		4,455,120
Household Products — 2.3%
Clorox Co.	3,204	213,899
Colgate-Palmolive Co.	11,265	865,828
Kimberly-Clark Corp.	9,446	614,462
Procter & Gamble Co.	65,655	3,937,330
Total Household Products		5,631,519
Personal Products — 0.2%
Avon Products Inc.	9,864	316,733
Estee Lauder Cos. Inc., Class A Shares	2,630	166,295
Total Personal Products		483,028
Tobacco — 1.7%
Altria Group Inc.	47,682	1,145,321
Lorillard Inc.	3,467	278,435
Philip Morris International Inc.	42,404	2,375,472
Reynolds American Inc.	3,872	229,958
Total Tobacco		4,029,186
Total Consumer Staples		26,956,539
Energy — 10.7%
Energy Equipment & Services — 1.8%
Baker Hughes Inc.	9,922	422,677
Cameron International Corp.	5,496	236,108	*
Diamond Offshore Drilling Inc.	1,587	107,551
FMC Technologies Inc.	2,739	187,046	*
Halliburton Co.	20,886	690,700
Helmerich & Payne Inc.	2,333	94,393
Nabors Industries Ltd.	6,408	115,729	*
National-Oilwell Varco Inc.	9,620	427,802
Rowan Cos. Inc.	2,601	78,966	*
Schlumberger Ltd.	31,537	1,942,995
Total Energy Equipment & Services		4,303,967
Oil, Gas & Consumable Fuels — 8.9%
Anadarko Petroleum Corp.	11,425	651,796
Apache Corp.	8,416	822,748
Cabot Oil & Gas Corp.	2,321	69,885
Chesapeake Energy Corp.	15,246	345,322
Chevron Corp.	46,321	3,754,317
ConocoPhillips	34,120	1,959,512
CONSOL Energy Inc.	5,410	199,954
Denbury Resources Inc.	8,949	142,200	*
Devon Energy Corp.	10,047	650,443
El Paso Corp.	16,185	200,370
EOG Resources Inc.	5,814	540,527
Exxon Mobil Corp.	117,486	7,259,460

See Notes to Financial Statements.

Legg Mason Batterymarch S&P 500 Index Fund 2010 Annual Report	11

Legg Mason Batterymarch S&P 500 Index Fund

Security	Shares	Value
Oil, Gas & Consumable Fuels — continued
Hess Corp.	6,848	$404,854
Marathon Oil Corp.	16,388	542,443
Massey Energy Co.	2,411	74,789
Murphy Oil Corp.	4,375	270,900
Noble Energy Inc.	3,962	297,506
Occidental Petroleum Corp.	18,345	1,436,413
Peabody Energy Corp.	6,385	312,929
Pioneer Natural Resources Co.	2,657	172,785
QEP Resources Inc.	4,036	121,645
Range Resources Corp.	3,626	138,259
Southwestern Energy Co.	7,840	262,170	*
Spectra Energy Corp.	14,843	334,710
Sunoco Inc.	2,740	100,010
Tesoro Corp.	3,260	43,554
Valero Energy Corp.	12,974	227,175
Williams Cos. Inc.	13,031	249,022
Total Oil, Gas & Consumable Fuels		21,585,698
Total Energy		25,889,665
Financials — 15.3%
Capital Markets — 2.3%
Ameriprise Financial Inc.	5,775	273,331
Bank of New York Mellon Corp.	27,884	728,609
Charles Schwab Corp.	22,464	312,250
E*TRADE Financial Corp.	4,552	66,186	*
Federated Investors Inc., Class B Shares	2,108	47,978
Franklin Resources Inc.	3,366	359,825
Goldman Sachs Group Inc.	11,933	1,725,273
Invesco Ltd.	10,874	230,855
Janus Capital Group Inc.	4,227	46,286
Legg Mason Inc.	3,589	108,783
Morgan Stanley	31,704	782,455
Northern Trust Corp.	5,654	272,749
State Street Corp.	11,523	433,956
T. Rowe Price Group Inc.	5,930	296,885
Total Capital Markets		5,685,421
Commercial Banks — 2.7%
BB&T Corp.	15,780	379,982
Comerica Inc.	4,001	148,637
Fifth Third Bancorp	18,014	216,708
First Horizon National Corp.	5,371	61,282	*
Huntington Bancshares Inc.	16,058	91,049
KeyCorp	20,497	163,156
M&T Bank Corp.	1,979	161,902
Marshall & Ilsley Corp.	11,821	83,220
PNC Financial Services Group Inc.	12,049	625,464
Regions Financial Corp.	28,827	209,572
SunTrust Banks Inc.	11,356	293,326

See Notes to Financial Statements.

12	Legg Mason Batterymarch S&P 500 Index Fund 2010 Annual Report

Schedule of investments (cont’d)

September 30, 2010

Legg Mason Batterymarch S&P 500 Index Fund

Security	Shares	Value
Commercial Banks — continued
U.S. Bancorp	44,219	$956,015
Wells Fargo & Co.	119,529	3,003,764
Zions Bancorporation	3,986	85,141
Total Commercial Banks		6,479,218
Consumer Finance — 0.7%
American Express Co.	24,230	1,018,387
Capital One Financial Corp.	10,658	421,524
Discover Financial Services	12,566	209,601
SLM Corp.	11,213	129,510	*
Total Consumer Finance		1,779,022
Diversified Financial Services — 4.1%
Bank of America Corp.	230,356	3,019,967
Citigroup Inc.	555,455	2,166,275	*
CME Group Inc.	1,532	399,009
IntercontinentalExchange Inc.	1,694	177,396	*
JPMorgan Chase & Co.	91,558	3,485,613
Leucadia National Corp.	4,515	106,644	*
Moody’s Corp.	4,709	117,631
Nasdaq OMX Group Inc.	3,299	64,100	*
NYSE Euronext	5,985	170,991
Principal Financial Group Inc.	7,283	188,775
Total Diversified Financial Services		9,896,401
Insurance — 3.9%
ACE Ltd.	7,834	456,331
AFLAC Inc.	10,860	561,571
Allstate Corp.	12,568	396,520
American International Group Inc.	3,081	120,467	*
Aon Corp.	6,228	243,577
Assurant Inc.	2,443	99,430
Berkshire Hathaway Inc., Class B Shares	40,122	3,317,287	*
Chubb Corp.	7,288	415,343
Cincinnati Financial Corp.	3,758	108,418
Genworth Financial Inc., Class A Shares	11,388	139,161	*
Hartford Financial Services Group Inc.	10,141	232,736
Lincoln National Corp.	7,127	170,478
Loews Corp.	7,368	279,247
Marsh & McLennan Cos. Inc.	12,430	299,812
MetLife Inc.	20,782	799,068
Progressive Corp.	15,590	325,363
Prudential Financial Inc.	10,748	582,327
Torchmark Corp.	1,866	99,159
Travelers Cos. Inc.	10,849	565,233
Unum Group	7,533	166,856
XL Group PLC	7,864	170,334
Total Insurance		9,548,718

See Notes to Financial Statements.

Legg Mason Batterymarch S&P 500 Index Fund 2010 Annual Report	13

Legg Mason Batterymarch S&P 500 Index Fund

Security	Shares	Value
Real Estate Investment Trusts (REITs) — 1.4%
Apartment Investment and Management Co., Class A Shares	2,689	$57,491
AvalonBay Communities Inc.	1,947	202,352
Boston Properties Inc.	3,190	265,153
Equity Residential	6,549	311,536
HCP Inc.	7,090	255,098
Health Care REIT Inc.	2,871	135,913
Host Hotels & Resorts Inc.	15,033	217,678
Kimco Realty Corp.	9,316	146,727
Plum Creek Timber Co. Inc.	3,728	131,598
ProLogis	10,862	127,954
Public Storage Inc.	3,193	309,849
Simon Property Group Inc.	6,701	621,451
Ventas Inc.	3,615	186,425
Vornado Realty Trust	3,717	317,915
Total Real Estate Investment Trusts (REITs)		3,287,140
Real Estate Management & Development — 0.1%
CB Richard Ellis Group Inc., Class A Shares	6,534	119,442	*
Thrifts & Mortgage Finance — 0.1%
Hudson City Bancorp Inc.	12,038	147,586
People’s United Financial Inc.	8,495	111,199
Total Thrifts & Mortgage Finance		258,785
Total Financials		37,054,147
Health Care — 11.4%
Biotechnology — 1.4%
Amgen Inc.	22,046	1,214,955	*
Biogen Idec Inc.	5,513	309,390	*
Celgene Corp.	10,591	610,147	*
Cephalon Inc.	1,726	107,771	*
Genzyme Corp.	5,880	416,245	*
Gilead Sciences Inc.	19,432	691,974	*
Total Biotechnology		3,350,482
Health Care Equipment & Supplies — 1.8%
Baxter International Inc.	13,457	642,033
Becton, Dickinson & Co.	5,374	398,213
Boston Scientific Corp.	35,407	217,045	*
C.R. Bard Inc.	2,178	177,355
CareFusion Corp.	4,359	108,278	*
DENTSPLY International Inc.	3,280	104,862
Hospira Inc.	3,880	221,199	*
Intuitive Surgical Inc.	904	256,501	*
Medtronic Inc.	24,944	837,620
St. Jude Medical Inc.	7,513	295,561	*
Stryker Corp.	7,889	394,844
Thermo Fisher Scientific Inc.	9,414	450,742	*
Varian Medical Systems Inc.	2,766	167,343	*
Zimmer Holdings Inc.	4,639	242,759	*
Total Health Care Equipment & Supplies		4,514,355

See Notes to Financial Statements.

14	Legg Mason Batterymarch S&P 500 Index Fund 2010 Annual Report

Schedule of investments (cont’d)

September 30, 2010

Legg Mason Batterymarch S&P 500 Index Fund

Security	Shares	Value
Health Care Providers & Services — 2.0%
Aetna Inc.	9,620	$304,088
AmerisourceBergen Corp.	6,411	196,561
Cardinal Health Inc.	8,003	264,419
CIGNA Corp.	6,282	224,770
Coventry Health Care Inc.	3,335	71,803	*
DaVita Inc.	2,349	162,152	*
Express Scripts Inc.	12,318	599,887	*
Humana Inc.	3,880	194,931	*
Laboratory Corporation of America Holdings	2,344	183,840	*
McKesson Corp.	5,982	369,568
Medco Health Solutions Inc.	9,770	508,626	*
Patterson Cos. Inc.	2,239	64,147
Quest Diagnostics Inc.	3,351	169,125
Tenet Healthcare Corp.	10,999	51,915	*
UnitedHealth Group Inc.	25,931	910,438
WellPoint Inc.	9,238	523,240	*
Total Health Care Providers & Services		4,799,510
Health Care Technology — 0.1%
Cerner Corp.	1,631	136,988	*
Life Sciences Tools & Services — 0.1%
Life Technologies Corp.	4,192	195,725	*
PerkinElmer Inc.	2,671	61,807
Waters Corp.	2,130	150,761	*
Total Life Sciences Tools & Services		408,293
Pharmaceuticals — 6.0%
Abbott Laboratories	35,609	1,860,214
Allergan Inc.	6,941	461,785
Bristol-Myers Squibb Co.	39,499	1,070,818
Eli Lilly & Co.	23,419	855,496
Forest Laboratories Inc.	6,526	201,849	*
Johnson & Johnson	63,836	3,955,279
King Pharmaceuticals Inc.	5,653	56,304	*
Merck & Co. Inc.	71,104	2,617,338
Mylan Inc.	7,193	135,300	*
Pfizer Inc.	185,834	3,190,770
Watson Pharmaceuticals Inc.	2,495	105,563	*
Total Pharmaceuticals		14,510,716
Total Health Care		27,720,344
Industrials — 10.6%
Aerospace & Defense — 2.0%
Boeing Co.	16,850	1,121,199
General Dynamics Corp.	8,787	551,911
Goodrich Corp.	2,881	212,416
Honeywell International Inc.	17,892	786,174
L-3 Communications Holdings Inc.	2,651	191,588
Lockheed Martin Corp.	6,865	489,337
Northrop Grumman Corp.	6,766	410,223

See Notes to Financial Statements.

Legg Mason Batterymarch S&P 500 Index Fund 2010 Annual Report	15

Legg Mason Batterymarch S&P 500 Index Fund

Security	Shares	Value
Aerospace & Defense — continued
Precision Castparts Corp.	3,316	$422,293
Raytheon Co.	8,614	393,746
Rockwell Collins Inc.	3,635	211,739
Total Aerospace & Defense		4,790,626
Air Freight & Logistics — 1.1%
C.H. Robinson Worldwide Inc.	3,808	266,255
Expeditors International of Washington Inc.	4,837	223,615
FedEx Corp.	6,989	597,559
Ryder System Inc.	1,201	51,367
United Parcel Service Inc., Class B Shares	22,552	1,503,993
Total Air Freight & Logistics		2,642,789
Airlines — 0.1%
Southwest Airlines Co.	17,439	227,928
Building Products — 0.0%
Masco Corp.	8,238	90,700
Commercial Services & Supplies — 0.5%
Avery Dennison Corp.	2,549	94,619
Cintas Corp.	3,040	83,752
Iron Mountain Inc.	4,624	103,300
Pitney Bowes Inc.	4,772	102,025
R.R. Donnelley & Sons Co.	4,754	80,628
Republic Services Inc.	7,098	216,418
Stericycle Inc.	1,957	135,972	*
Waste Management Inc.	11,055	395,106
Total Commercial Services & Supplies		1,211,820
Construction & Engineering — 0.2%
Fluor Corp.	4,101	203,123
Jacobs Engineering Group Inc.	2,883	111,572	*
Quanta Services Inc.	4,805	91,679	*
Total Construction & Engineering		406,374
Electrical Equipment — 0.5%
Emerson Electric Co.	17,553	924,341
Rockwell Automation Inc.	3,278	202,351
Roper Industries Inc.	2,177	141,897
Total Electrical Equipment		1,268,589
Industrial Conglomerates — 3.1%
3M Co.	16,535	1,433,750
General Electric Co.	245,145	3,983,606
Textron Inc.	6,441	132,427
Tyco International Ltd.	11,486	421,881
United Technologies Corp.	21,529	1,533,511
Total Industrial Conglomerates		7,505,175
Machinery — 2.1%
Caterpillar Inc.	14,528	1,143,063
Cummins Inc.	4,631	419,476
Danaher Corp.	12,391	503,199
Deere & Co.	9,726	678,680

See Notes to Financial Statements.

16	Legg Mason Batterymarch S&P 500 Index Fund 2010 Annual Report

Schedule of investments (cont’d)

September 30, 2010

Legg Mason Batterymarch S&P 500 Index Fund

Security	Shares	Value
Machinery — continued
Dover Corp.	4,278	$223,355
Eaton Corp.	3,898	321,546
Flowserve Corp.	1,291	141,261
Illinois Tool Works Inc.	11,577	544,351
ITT Industries Inc.	4,216	197,435
PACCAR Inc.	8,402	404,556
Pall Corp.	2,675	111,387
Parker Hannifin Corp.	3,721	260,693
Snap-on Inc.	1,338	62,230
Total Machinery		5,011,232
Professional Services — 0.1%
Dun & Bradstreet Corp.	1,152	85,409
Equifax Inc.	2,876	89,731
Robert Half International Inc.	3,392	88,192
Total Professional Services		263,332
Road & Rail — 0.8%
CSX Corp.	8,649	478,463
Norfolk Southern Corp.	8,429	501,610
Union Pacific Corp.	11,463	937,673
Total Road & Rail		1,917,746
Trading Companies & Distributors — 0.1%
Fastenal Co.	3,369	179,197
W. W. Grainger Inc.	1,359	161,871
Total Trading Companies & Distributors		341,068
Total Industrials		25,677,379
Information Technology — 18.6%
Communications Equipment — 2.3%
Cisco Systems Inc.	133,918	2,932,804	*
Harris Corp.	2,991	132,472
JDS Uniphase Corp.	5,224	64,725	*
Juniper Networks Inc.	12,100	367,235	*
Motorola Inc.	54,193	462,266	*
QUALCOMM Inc.	37,049	1,671,651
Tellabs Inc.	8,860	66,007
Total Communications Equipment		5,697,160
Computers & Peripherals — 4.4%
Apple Inc.	21,585	6,124,744	*
Dell Inc.	39,438	511,116	*
EMC Corp.	47,153	957,677	*
Hewlett-Packard Co.	52,364	2,202,954
Lexmark International Inc., Class A Shares	1,805	80,539	*
NetApp Inc.	8,140	405,291	*
QLogic Corp.	2,550	44,982	*
SanDisk Corp.	5,324	195,125	*
Western Digital Corp.	5,224	148,309	*
Total Computers & Peripherals		10,670,737

See Notes to Financial Statements.

Legg Mason Batterymarch S&P 500 Index Fund 2010 Annual Report	17

Legg Mason Batterymarch S&P 500 Index Fund

Security	Shares	Value
Electronic Equipment, Instruments & Components — 0.6%
Agilent Technologies Inc.	8,167	$272,533	*
Amphenol Corp., Class A Shares	3,972	194,549
Corning Inc.	35,819	654,771
FLIR Systems Inc.	3,619	93,008	*
Jabil Circuit Inc.	4,418	63,663
Molex Inc.	3,155	66,034
Total Electronic Equipment, Instruments & Components		1,344,558
Internet Software & Services — 1.9%
Akamai Technologies Inc.	4,251	213,315	*
eBay Inc.	26,337	642,623	*
Google Inc., Class A Shares	5,752	3,024,344	*
Monster Worldwide Inc.	2,891	37,467	*
VeriSign Inc.	4,020	127,595	*
Yahoo! Inc.	30,953	438,604	*
Total Internet Software & Services		4,483,948
IT Services — 3.1%
Automatic Data Processing Inc.	11,339	476,578
Cognizant Technology Solutions Corp., Class A Shares	6,958	448,582	*
Computer Sciences Corp.	3,563	163,898
Fidelity National Information Services Inc.	6,087	165,140
Fiserv Inc.	3,440	185,141	*
International Business Machines Corp.	29,171	3,912,998
MasterCard Inc., Class A Shares	2,237	501,088
Paychex Inc.	7,426	204,141
SAIC Inc.	6,950	111,061	*
Teradata Corp.	3,928	151,464	*
Total System Services Inc.	3,854	58,735
Visa Inc., Class A Shares	11,381	845,153
Western Union Co.	15,257	269,591
Total IT Services		7,493,570
Office Electronics — 0.1%
Xerox Corp.	32,910	340,619
Semiconductors & Semiconductor Equipment — 2.4%
Advanced Micro Devices Inc.	12,934	91,961	*
Altera Corp.	7,171	216,277
Analog Devices Inc.	7,019	220,256
Applied Materials Inc.	30,871	360,573
Broadcom Corp., Class A Shares	10,333	365,685
First Solar Inc.	1,294	190,671	*
Intel Corp.	130,254	2,504,784
KLA-Tencor Corp.	4,013	141,378
Linear Technology Corp.	5,238	160,964
LSI Corp.	15,089	68,806	*
MEMC Electronic Materials Inc.	5,363	63,927	*
Microchip Technology Inc.	4,317	135,770
Micron Technology Inc.	20,192	145,584	*
National Semiconductor Corp.	5,552	70,899

See Notes to Financial Statements.

18	Legg Mason Batterymarch S&P 500 Index Fund 2010 Annual Report

Schedule of investments (cont’d)

September 30, 2010

Legg Mason Batterymarch S&P 500 Index Fund

Security	Shares	Value
Semiconductors & Semiconductor Equipment — continued
Novellus Systems Inc.	2,164	$57,519	*
NVIDIA Corp.	13,257	154,842	*
Teradyne Inc.	4,294	47,835	*
Texas Instruments Inc.	27,915	757,613
Xilinx Inc.	6,023	160,272
Total Semiconductors & Semiconductor Equipment		5,915,616
Software — 3.8%
Adobe Systems Inc.	12,158	317,932	*
Autodesk Inc.	5,286	168,993	*
BMC Software Inc.	4,118	166,697	*
CA Inc.	8,951	189,045
Citrix Systems Inc.	4,320	294,797	*
Compuware Corp.	5,067	43,221	*
Electronic Arts Inc.	7,506	123,324	*
Intuit Inc.	6,640	290,898	*
McAfee Inc.	3,515	166,119	*
Microsoft Corp.	177,300	4,342,077
Novell Inc.	8,316	49,647	*
Oracle Corp.	89,168	2,394,161
Red Hat Inc.	4,215	172,815	*
Salesforce.com Inc.	2,701	301,972	*
Symantec Corp.	18,161	275,502	*
Total Software		9,297,200
Total Information Technology		45,243,408
Materials — 3.5%
Chemicals — 1.9%
Air Products & Chemicals Inc.	4,929	408,220
Airgas Inc.	1,723	117,078
CF Industries Holdings Inc.	1,682	160,631
Dow Chemical Co.	27,021	741,997
E.I. du Pont de Nemours & Co.	21,146	943,534
Eastman Chemical Co.	1,729	127,946
Ecolab Inc.	5,414	274,706
FMC Corp.	1,680	114,929
International Flavors & Fragrances Inc.	1,844	89,471
Monsanto Co.	12,435	596,009
PPG Industries Inc.	3,844	279,843
Praxair Inc.	7,133	643,825
Sigma-Aldrich Corp.	2,821	170,332
Total Chemicals		4,668,521
Construction Materials — 0.1%
Vulcan Materials Co.	2,909	107,400
Containers & Packaging — 0.2%
Ball Corp.	2,114	124,409
Bemis Co. Inc.	2,503	79,470
Owens-Illinois Inc.	3,734	104,776	*
Pactiv Corp.	3,144	103,689	*

See Notes to Financial Statements.

Legg Mason Batterymarch S&P 500 Index Fund 2010 Annual Report	19

Legg Mason Batterymarch S&P 500 Index Fund

Security	Shares	Value
Containers & Packaging — continued
Sealed Air Corp.	3,696	$83,086
Total Containers & Packaging		495,430
Metals & Mining — 1.1%
AK Steel Holding Corp.	2,565	35,423
Alcoa Inc.	23,224	281,243
Allegheny Technologies Inc.	2,271	105,488
Cliffs Natural Resources Inc.	3,137	200,517
Freeport-McMoRan Copper & Gold Inc., Class B Shares	10,904	931,093
Newmont Mining Corp.	11,417	717,102
Nucor Corp.	7,225	275,995
Titanium Metals Corp.	2,089	41,696	*
United States Steel Corp.	3,366	147,565
Total Metals & Mining		2,736,122
Paper & Forest Products — 0.2%
International Paper Co.	10,036	218,283
MeadWestvaco Corp.	3,979	97,008
Weyerhaeuser Co.	12,295	193,769
Total Paper & Forest Products		509,060
Total Materials		8,516,533
Telecommunication Services — 3.2%
Diversified Telecommunication Services — 2.8%
AT&T Inc.	136,896	3,915,226
CenturyTel Inc.	6,986	275,668
Frontier Communications Corp.	22,996	187,877
Qwest Communications International Inc.	40,085	251,333
Verizon Communications Inc.	65,736	2,142,336
Windstream Corp.	11,118	136,640
Total Diversified Telecommunication Services		6,909,080
Wireless Telecommunication Services — 0.4%
American Tower Corp., Class A Shares	9,162	469,644	*
MetroPCS Communications Inc.	5,921	61,934	*
Sprint Nextel Corp.	67,243	311,335	*
Total Wireless Telecommunication Services		842,913
Total Telecommunication Services		7,751,993
Utilities — 3.6%
Electric Utilities — 1.9%
Allegheny Energy Inc.	3,875	95,015
American Electric Power Co. Inc.	11,013	399,001
Duke Energy Corp.	30,425	538,827
Edison International	7,504	258,063
Entergy Corp.	4,276	327,242
Exelon Corp.	15,205	647,429
FirstEnergy Corp.	6,981	269,048
NextEra Energy Inc.	9,650	524,864
Northeast Utilities	4,018	118,812
Pepco Holdings Inc.	5,120	95,232
Pinnacle West Capital Corp.	2,474	102,102
PPL Corp.	11,123	302,879

See Notes to Financial Statements.

20	Legg Mason Batterymarch S&P 500 Index Fund 2010 Annual Report

Schedule of investments (cont’d)

September 30, 2010

Legg Mason Batterymarch S&P 500 Index Fund

Security			Shares	Value
Electric Utilities — continued
Progress Energy Inc.			6,720	$298,502
Southern Co.			19,099	711,247
Total Electric Utilities				4,688,263
Gas Utilities — 0.1%
EQT Corp.			3,425	123,505
Nicor Inc.			1,040	47,653
ONEOK Inc.			2,447	110,213
Total Gas Utilities				281,371
Independent Power Producers & Energy Traders — 0.2%
AES Corp.			15,285	173,485	*
Constellation Energy Group Inc.			4,545	146,531
NRG Energy Inc.			5,820	121,172	*
Total Independent Power Producers & Energy Traders				441,188
Multi-Utilities — 1.4%
Ameren Corp.			5,475	155,490
CenterPoint Energy Inc.			9,652	151,729
CMS Energy Corp.			5,284	95,218
Consolidated Edison Inc.			6,489	312,900
Dominion Resources Inc.			13,634	595,260
DTE Energy Co.			3,896	178,943
Integrys Energy Group Inc.			1,753	91,261
NiSource Inc.			6,379	110,995
PG&E Corp.			8,995	408,553
Public Service Enterprise Group Inc.			11,732	388,095
SCANA Corp.			2,576	103,864
Sempra Energy			5,721	307,790
TECO Energy Inc.			4,951	85,751
Wisconsin Energy Corp.			2,682	155,020
Xcel Energy Inc.			10,551	242,356
Total Multi-Utilities				3,383,225
Total Utilities				8,794,047
Total Investments before Short-Term Investments (Cost — $195,207,441)				238,621,436

	Rate	Maturity Date	Face Amount
Short-Term Investments — 1.7%
Repurchase Agreements — 1.7%
Interest in $291,952,000 joint tri-party repurchase agreement dated 9/30/10 with Barclays Capital Inc.; Proceeds at maturity — $4,026,022; (Fully collateralized by U.S. government obligations, 6.500% due 11/15/26; Market value — $4,106,521) (Cost — $4,026,000)	0.200%	10/1/10	$4,026,000	4,026,000
Total Investments — 100.0% (Cost — $199,233,441#)				242,647,436
Other Assets in Excess of Liabilities — 0.0%				44,125
Total Net Assets — 100.0%				$242,691,561

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is $214,682,757.

Abbreviation used in this schedule:
REIT	— Real Estate Investment Trust

See Notes to Financial Statements.

Legg Mason Batterymarch S&P 500 Index Fund 2010 Annual Report	21

Statement of assets and liabilities

September 30, 2010

Assets:
Investments, at value (Cost — $199,233,441)	$242,647,436
Cash	115
Deposits with brokers for open futures contracts	437,500
Dividends and interest receivable	303,093
Receivable for Fund shares sold	91,964
Prepaid expenses	26,232
Total Assets	243,506,340

Liabilities:
Payable for Fund shares repurchased	521,435
Investment management fee payable	39,239
Distribution fees payable	36,684
Payable to broker — variation margin on open futures contracts	15,750
Trustees’ fees payable	10,272
Accrued expenses	191,399
Total Liabilities	814,779
Total Net Assets	$242,691,561

Net Assets:
Par value (Note 7)	$209
Paid-in capital in excess of par value	276,433,189
Undistributed net investment income	2,302,468
Accumulated net realized loss on investments and futures contracts	(79,554,597)
Net unrealized appreciation on investments and futures contracts	43,510,292
Total Net Assets	$242,691,561

Shares Outstanding:
Class A	19,691,145
Class D	1,210,936

Net Asset Value:
Class A	$11.61
Class D	$11.68

See Notes to Financial Statements.

22	Legg Mason Batterymarch S&P 500 Index Fund 2010 Annual Report

Statement of operations

For the Year Ended September 30, 2010

Investment Income:
Dividends	$5,348,188
Interest	4,168
Total Investment Income	5,352,356

Expenses:
Investment management fee (Note 2)	659,979
Distribution fees (Notes 2 and 5)	496,097
Transfer agent fees (Note 5)	159,296
Legal fees	91,944
Audit and tax	43,205
Shareholder reports	38,478
Registration fees	33,073
Standard & Poor’s license fees	25,142
Trustees’ fees	22,358
Custody fees	12,123
Insurance	6,953
Miscellaneous expenses	3,002
Total Expenses	1,591,650
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(76,118)
Net Expenses	1,515,532
Net Investment Income	3,836,824

Realized and Unrealized Gain on Investments and Futures Contracts (Notes 1, 3 and 4):
Net Realized Gain From:
Investment transactions	6,855,084
Futures contracts	344,027
Net Realized Gain	7,199,111
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	14,816,429
Futures contracts	15,292
Change in Net Unrealized Appreciation (Depreciation)	14,831,721
Net Gain on Investments and Futures Contracts	22,030,832
Proceeds from Settlement of a Regulatory Matter (Note 10)	46,012
Increase in Net Assets from Operations	$25,913,668

See Notes to Financial Statements.

Legg Mason Batterymarch S&P 500 Index Fund 2010 Annual Report	23

Statements of changes in net assets

For the Year Ended September 30, 2010, the Period Ended September 30, 2009 and the Year Ended December 31, 2008	2010	2009†	2008

Operations:
Net investment income	$3,836,824	$3,495,240	$6,568,241
Net realized gain (loss)	7,199,111	(14,699,334)	(20,785,092)
Change in net unrealized appreciation (depreciation)	14,831,721	54,743,255	(153,402,495)
Proceeds from settlement of a regulatory matter (Note 10)	46,012	—	—
Increase (Decrease) in Net Assets From Operations	25,913,668	43,539,161	(167,619,346)

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(4,500,492)	(750,025)	(6,600,025)
Decrease in Net Assets From Distributions to Shareholders	(4,500,492)	(750,025)	(6,600,025)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	23,720,840	25,054,059	48,701,179
Reinvestment of distributions	4,441,496	746,278	6,247,341
Cost of shares repurchased	(84,333,387)	(50,328,702)	(94,702,245)
Decrease in Net Assets From Fund Share Transactions	(56,171,051)	(24,528,365)	(39,753,725)
Increase (Decrease) in Net Assets	(34,757,875)	18,260,771	(213,973,096)

Net Assets:
Beginning of year	277,449,436	259,188,665	473,161,761
End of year*	$242,691,561	$277,449,436	$259,188,665
* Includes undistributed net investment income of:	$2,302,468	$2,920,124	$174,909

†	For the period January 1, 2009 through September 30, 2009.

See Notes to Financial Statements.

24	Legg Mason Batterymarch S&P 500 Index Fund 2010 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class A Shares[1]	2010	2009[2]	2008[3]	2007[3]	2006[3]	2005[3]

Net asset value, beginning of year	$10.75	$9.06	$14.86	$14.36	$12.63	$12.28

Income (loss) from operations:
Net investment income	0.16	0.13	0.22	0.21	0.18	0.16
Net realized and unrealized gain (loss)	0.88	1.59	(5.79)	0.51	1.74	0.36
Total income (loss) from operations	1.04	1.72	(5.57)	0.72	1.92	0.52

Less distributions from:
Net investment income	(0.18)	(0.03)	(0.23)	(0.22)	(0.19)	(0.17)
Total distributions	(0.18)	(0.03)	(0.23)	(0.22)	(0.19)	(0.17)

Net asset value, end of year	$11.61	$10.75	$9.06	$14.86	$14.36	$12.63
Total return[4]	9.71%	19.00%	(37.47)%	5.03%	15.20%	4.19%

Net assets, end of year (millions)	$229	$260	$239	$434	$459	$453

Ratios to average net assets:
Gross expenses	0.61%	0.62%[5]	0.57%	0.55%	0.57%[6]	0.59%
Net expenses[7,8]	0.59	0.59 [5]	0.55	0.55	0.57 [6]	0.59
Net investment income	1.44	1.88 [5]	1.72	1.42	1.36	1.27

Portfolio turnover rate	7%[9]	4%	8%	6%	7%	8%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2009 through September 30, 2009.

[3]	For the year ended December 31.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.56% and 0.55%, respectively.

[7]

As a result of an expense limitation agreement, the ratio of expenses, other than brokerage, interest, taxes and extraordinary expenses, to average net assets of Class A shares will not exceed 0.59% until December 31, 2011. Prior to May 1, 2010, the expense limitation was 0.59% as a result of a contractual expense limitation.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]	Excludes the value of portfolio securities delivered as a result of in-kind redemptions of the Fund’s capital shares.

See Notes to Financial Statements.

Legg Mason Batterymarch S&P 500 Index Fund 2010 Annual Report	25

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class D Shares[1]	2010	2009[2]	2008[3]	2007[3]	2006[3]	2005[3]

Net asset value, beginning of year	$10.82	$9.11	$14.93	$14.43	$12.66	$12.30

Income (loss) from operations:
Net investment income	0.19	0.14	0.24	0.25	0.20	0.18
Net realized and unrealized gain (loss)	0.87	1.60	(5.81)	0.50	1.78	0.37
Total income (loss) from operations	1.06	1.74	(5.57)	0.75	1.98	0.55

Less distributions from:
Net investment income	(0.20)	(0.03)	(0.25)	(0.25)	(0.21)	(0.19)
Total distributions	(0.20)	(0.03)	(0.25)	(0.25)	(0.21)	(0.19)

Net asset value, end of year	$11.68	$10.82	$9.11	$14.93	$14.43	$12.66
Total return[4]	9.80%	19.14%	(37.30)%	5.22%	15.66%	4.47%

Net assets, end of year (millions)	$14	$17	$20	$39	$40	$48

Ratios to average net assets:
Gross expenses	0.47%	0.88%[5]	0.37%	0.39%	0.44%[6]	0.53%
Net expenses[7,8]	0.39	0.39 [5]	0.36	0.35	0.40 [6]	0.39
Net investment income	1.65	2.09 [5]	1.92	1.62	1.47	1.47

Portfolio turnover rate	7%[9]	4%	8%	6%	7%	8%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2009 through September 30, 2009.

[3]	For the year ended December 31.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.42% and 0.39%, respectively.

[7]

As a result of an expense limitation agreement, the ratio of expenses, other than brokerage, interest, taxes and extraordinary expenses, to average net assets of Class D shares will not exceed 0.39% until December 31, 2011. Prior to May 1, 2010, the expense limitation was 0.39% as a result of a contractual expense limitation.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]	Excludes the value of portfolio securities delivered as a result of in-kind redemptions of the Fund’s capital shares.

See Notes to Financial Statements.

26	Legg Mason Batterymarch S&P 500 Index Fund 2010 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason Batterymarch S&P 500 Index Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common stocks†	$238,621,436	—	—	$238,621,436
Short-term investments†	—	$4,026,000	—	4,026,000
Total investments	$238,621,436	$4,026,000	—	$242,647,436
Other financial instruments:
Futures contracts	$96,297	—	—	$96,297
Total	$238,717,733	$4,026,000	—	$242,743,733

†	See Schedule of Investments for additional detailed categorizations.

Legg Mason Batterymarch S&P 500 Index Fund 2010 Annual Report	27

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked to market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(e) REIT distributions. The character of distributions received from Real Estate Investment Trusts (“REITs”) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(f) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(h) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized

28	Legg Mason Batterymarch S&P 500 Index Fund 2010 Annual Report

Notes to financial statements (cont’d)

gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of September 30, 2010, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

(i) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Accumulated Net Realized Loss	Paid-in Capital
(a)	$2,265,783	$(2,265,783)

(a)	Reclassifications are primarily due to the expiration of a capital loss carryover and book/tax differences in the treatment of an in-kind distribution of securities.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Batterymarch Financial Management, Inc. (“Batterymarch”) is the Fund’s subadviser. LMPFA and Batterymarch are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.25% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term instruments. For its services, LMPFA pays Batterymarch 70% of the net management fee it receives from the Fund.

As a result of an expense limitation agreement between the Fund and LMPFA, the ratio of expenses, other than brokerage, interest, taxes and extraordinary expenses to average net assets of the Class A and D shares will not exceed 0.59% and 0.39%, respectively. These expense limitation agreements cannot be terminated prior to December 31, 2011 without the Board of Trustees’ consent.

During the year ended September 30, 2010, fees waived and/or expenses reimbursed amounted to $76,118.

The manager is permitted to recapture amounts previously forgone or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expense incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Under contractual expense limitation agreements that expired on May 1, 2010, total annual operating expenses were limited to 0.59% for Class A shares and 0.39% for Class D shares. Under that expenses limitation, the manager may not recapture expenses.

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Independent Trustees”) to defer the receipt of all or a portion of their fees earned until a later date specified by the Independent Trustees. The deferred balances are reported in the Statement of Assets and Liabilities under Trustees’ fees payable and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2007. This change had no effect on fees previously deferred. As of September 30, 2010, the Fund had accrued $593 as deferred compensation payable.

Legg Mason Batterymarch S&P 500 Index Fund 2010 Annual Report	29

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended September 30, 2010, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$16,672,125
Sales	48,836,021

At September 30, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$72,555,006
Gross unrealized depreciation	(44,590,327)
Net unrealized appreciation	$27,964,679

At September 30, 2010, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain
Contracts to Buy:
S&P 500 Index	15	12/10	$4,166,328	$4,262,625	$96,297

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at September 30, 2010.

ASSET DERIVATIVES[1]
Equity Contracts Risk
Futures contracts[2]	$96,297

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended September 30, 2010. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Equity Contracts Risk
Futures contracts	$344,027

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED

Equity Contracts Risk
Futures contracts	$15,292

30	Legg Mason Batterymarch S&P 500 Index Fund 2010 Annual Report

Notes to financial statements (cont’d)

During the year ended September 30, 2010, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)	$5,088,863

The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and/or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

5. Class specific expenses, waivers and/or reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a distribution and/or service fee with respect to its Class A shares calculated at the annual rate of 0.20% of the average daily net assets of Class A shares. Distribution fees are accrued daily and paid monthly.

For the year ended September 30, 2010, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees
Class A	$496,097	$140,981
Class D	—	18,315
Total	$496,097	$159,296

For the year ended September 30, 2010, waivers and/or reimbursements by class were as follows:

Waivers/ Reimbursements
Class A	$63,533
Class D	12,585
Total	$76,118

6. Distributions to shareholders by class

	Year Ended September 30, 2010	Period Ended September 30, 2009†	Year Ended December 31, 2008

Net Investment Income:
Class A	$4,206,591	$695,531	$5,994,160
Class D	293,901	54,494	605,865
Total	$4,500,492	$750,025	$6,600,025

†	For the period January 1, 2009 through September 30, 2009.

7. Shares of beneficial interest

At September 30, 2010, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Legg Mason Batterymarch S&P 500 Index Fund 2010 Annual Report	31

Transactions in shares of each class were as follows:

	Year Ended September 30, 2010		Period Ended September 30, 2009†		Year Ended December 31, 2008
	Shares	Amount	Shares	Amount	Shares	Amount

Class A
Shares sold	1,934,665	$21,741,587	2,526,892	$22,466,435	3,635,883	$42,846,060
Shares issued on reinvestment	366,395	4,147,595	72,747	691,784	630,178	5,648,614
Shares repurchased	(6,831,355)	(77,888,685)	(4,794,739)	(41,951,946)	(7,085,910)	(83,961,240)
Net decrease	(4,530,295)	$(51,999,503)	(2,195,100)	$(18,793,727)	(2,819,849)	$(35,466,566)

Class D
Shares sold	174,774	$1,979,253	293,848	$2,587,624	482,250	$5,855,119
Shares issued on reinvestment	25,826	293,901	5,700	54,494	66,454	598,727
Shares repurchased	(572,087)	(6,444,702)	(895,684)	(8,376,756)	(961,530)	(10,741,005)
Net decrease	(371,487)	$(4,171,548)	(596,136)	$(5,734,638)	(412,826)	$(4,287,159)

†	For the period January 1, 2009 through September 30, 2009.

8. Redemptions-in-kind

The Fund may make payment for Fund shares redeemed wholly or in part by distributing portfolio securities to shareholders. During the year ended September 30, 2010, the Fund had redemptions-in-kind with total proceeds in the amount of $23,087,664. The net realized gains on these redemptions-in-kind amounted to $10,231,716, which were not realized by the Fund for tax purposes.

9. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal year ended September 30, 2010, fiscal period ended September 30, 2009, and fiscal year ended December 31, 2008 were as follows:

	September 30, 2010	September 30, 2009	December 31, 2008

Distributions Paid From:
Ordinary income	$4,500,492	$750,025	$6,600,025

As of September 30, 2010, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$2,347,211
Capital loss carryforward*	(61,190,434)
Other book/tax temporary differences(a)	(2,959,590)
Unrealized appreciation(depreciation)(b)	28,060,976
Total accumulated earnings (losses) — net	$(33,741,837)

*	As of September 30, 2010, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
9/30/2014	$(30,395,684)
9/30/2016	(11,834,597)
9/30/2017	(18,922,191)
9/30/2018	(37,962)
$(61,190,434)

These amounts will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized gains on certain futures contracts, book/tax differences in the treatment of distributions from real estate investment trusts, the deferral of post-October capital losses for tax purposes, and book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

32	Legg Mason Batterymarch S&P 500 Index Fund 2010 Annual Report

Notes to financial statements (cont’d)

10. Regulatory matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then investment adviser or manager to the Fund, and Citigroup Global Markets Inc. (“CGM”), a former distributor of the Fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated there under (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, LMPFA does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

On May 12, 2010, the SEC approved the disbursement of approximately $108.6 million previously paid to the U.S. Treasury, reflecting the disgorgement of Citigroup’s profits, plus interest. On May 26, 2010, these amounts were disbursed to the Affected Funds pursuant to a Plan of Distribution approved by the SEC. The Fund has received $46,007 and $5 for Classes A and D, respectively, related to this distribution. All other amounts not previously distributed were retained by the U.S. Treasury.

Legg Mason Batterymarch S&P 500 Index Fund 2010 Annual Report	33

11. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

34	Legg Mason Batterymarch S&P 500 Index Fund 2010 Annual Report

Report of independent registered public

accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Equity Trust:

We have audited the accompanying statement of assets and liabilities of Legg Mason Batterymarch S&P 500 Index Fund, a series of Legg Mason Partners Equity Trust, including the schedule of investments, as of September 30, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for the year then ended, for the period from January 1, 2009 to September 30, 2009 and for the year ended December 31, 2008, and the financial highlights for the year then ended, for the period from January 1, 2009 to September 30, 2009 and each of the years in the four-year period ended December 31, 2008. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2010, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Batterymarch S&P 500 Index Fund as of September 30, 2010, the results of its operations, changes in its net assets, and financial highlights for the periods described above, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 16, 2010

Legg Mason Batterymarch S&P 500 Index Fund	35

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason Batterymarch S&P 500 Index Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

Independent Trustees†:

Paul R. Ades

Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Andrew L. Breech

Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Dwight B. Crane

Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Frank G. Hubbard

Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President, Avatar International Inc. (business development) (since 1998)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

36	Legg Mason Batterymarch S&P 500 Index Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d

Howard J. Johnson

Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

David E. Maryatt

Year of birth	1936
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Private Investor; President and Director, ALS Co. (real estate management and development firm) (since 1992)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Jerome H. Miller

Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Ken Miller

Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (since 1963)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Legg Mason Batterymarch S&P 500 Index Fund	37

Independent Trustees cont’d

John J. Murphy

Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Founder and Senior Principal, Murphy Capital Management (investment management) (since 1983)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	Trustee, UBS Funds (52 funds) (since 2008); Director, Nicholas Applegate Institutional Funds (12 funds) (since 2005); Trustee, Consulting Group Capital Markets Funds (11 funds) (since 2002); formerly, Director, Atlantic Stewardship Bank (2004 to 2005); formerly, Director, Barclays International Funds Group Ltd. and affiliated companies (1983 to 2003)

Thomas F. Schlafly

Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	President, The Saint Louis Brewery, Inc. (brewery) (since 1989); Partner, Thompson Coburn LLP (law firm) (since 2009); formerly, Of Counsel, Husch Blackwell Sanders LLP (law firm) and its predecessor firms (1984 to 2009)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	Director, Citizens National Bank of Greater St. Louis (since 2006)

Jerry A. Viscione

Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None
Interested Trustee and Officer:

R. Jay Gerken, CFA[3]

Year of birth	1951
Position(s) with Trust	Trustee, President, Chairman and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 149 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (formerly registered investment advisers) (since 2002); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (prior to 2005)
Number of funds in fund complex overseen by Trustee	136
Other board memberships held by Trustee during past five years	Former Trustee, Consulting Group Capital Markets Funds (11 funds) (prior to 2006)

38	Legg Mason Batterymarch S&P 500 Index Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers

Ted P. Becker Legg Mason 620 Eighth Avenue, New York, NY 10018

Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

John Chiota Legg Mason 100 First Stamford Place, Stamford, CT 06902

Year of birth	1968
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer and Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2007 and 2008
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2008); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006); Vice President of Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (prior to 2006); formerly, Chief Anti-Money Laundering Compliance Officer of TD Waterhouse (prior to 2004)

Robert I. Frenkel Legg Mason 100 First Stamford Place, Stamford, CT 06902

Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, Stamford, CT 06902

Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary to SBFM and CFM (since 2002)

Legg Mason Batterymarch S&P 500 Index Fund	39

Additional Officers cont’d

Kaprel Ozsolak Legg Mason 55 Water Street, New York, NY 10041

Year of birth	1965
Position(s) with Trust	Chief Financial Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2005); Chief Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007) and Legg Mason & Co. predecessors (prior to 2007); formerly, Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010) and Legg Mason & Co. predecessors (prior to 2005); formerly, Controller of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2004)

Albert Laskaj Legg Mason 55 Water Street, New York, NY 10041

Year of birth	1977
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2008); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010); formerly, Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2007); formerly, Accounting Manager of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2005)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, New York, NY 10018

Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Mr. Gerken is an “interested person” of the Fund, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

40	Legg Mason Batterymarch S&P 500 Index Fund

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended September 30, 2010:

Record date:	12/28/2009
Payable date:	12/29/2009
Ordinary income:
Qualified dividend income for individuals	100.00%
Dividends qualifying for the dividends
received deduction for corporations	100.00%

Please retain this information for your records.

Legg Mason Batterymarch

S&P 500 Index Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

R. Jay Gerken, CFA Chairman

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Batterymarch Financial Management, Inc.

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legg Mason Batterymarch S&P 500 Index Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

Legg Mason Batterymarch S&P 500 Index Fund

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Batterymarch S&P 500 Index Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2010 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;

•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE ANNUAL REPORT

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

•	Each was purposefully chosen for their commitment to investment excellence.

•	Each is focused on specific investment styles and asset classes.

•	Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked 11th-largest money manager in the world, according to Pensions & Investments, June 28, 2010, based on 12/31/09 worldwide assets under management.

www.leggmason.com/individualinvestors

©2010 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD04121 11/10 SR10-1227

NOT PART OF THE ANNUAL REPORT

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Jerry A. Viscione possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Viscione as the Audit Committee’s financial expert. Mr. Viscione is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending September 30, 2009 and September 30, 2010 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $88,100 in 2009 and $102,100 in 2010.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $4,207 in 2009 and $0 in 2010. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Equity Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Equity Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $9,500 in 2009 and $9,900 in 2010. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for this Item 4 for the Legg Mason Partners Equity Trust were $2,450 in 2010 and $0 in 2009. These fees consisted of procedures performed in connection with the merger on December 18, 2009.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implements policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2009 and 2010; Tax Fees were 100% and 100% for 2009 and 2010; and Other Fees were 100% and 100% for 2009 and 2010.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $0 in 2010.

(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of Legg Mason Partners Equity Trust

Date:	November 19, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date:	November 19, 2010

By:	/S/ KAPREL OZSOLAK
(Kaprel Ozsolak)
Chief Financial Officer of
Legg Mason Partners Equity Trust

Date:	November 19, 2010